                                                             EXHIBIT (16)(a)(ii)



                          SHORT-TERM GLOBAL INCOME FUND
                        CALCULATION OF DISTRIBUTION RATE
                           PERIOD ENDED JUNE 30, 1998



                         Current Annual Income Per Share
                         -------------------------------
                             Current Offering Price


Class A Shares


                                        $.444
                                        -----
                                        $7.60                 = 5.84%




Class B Shares


                                        $.387
                                        -----
                                        $7.35                 = 5.26%



Class C Shares


                                        $.387
                                        -----
                                        $7.35                 = 5.26%

                  SHORT-TERM GLOBAL INCOME FUND - CLASS A SHARES

          TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED JUNE 30, 1998



Formula                                               P(1+T)n     =     ERV

Including Payment of the Sales Charge
Net Asset Value                                         $7.35
Initial Investment                                  $1,000.00     =     P
Ending Redeemable Value                             $1,001.39     =     ERV
One year period ended 06/30/98                              1     =     n

TOTAL RETURN FOR THE PERIOD                              .14%     =     T


Excluding Payment of the Sales Charge
Net Asset Value                                         $7.35
Initial Investment                                  $1,000.00     =     P
Ending Redeemable Value                             $1,034.56     =     ERV
One year period ended 06/30/98                              1     =     n

TOTAL RETURN FOR THE PERIOD                             3.46%     =     T


          TOTAL RETURN CALCULATION FIVE YEAR PERIOD ENDED JUNE 30, 1998

Formula                                               P(1+T)n     =     ERV

Including Payment of the Sales Charge
Net Asset Value                                         $7.35
Initial Investment                                  $1,000.00     =     P
Ending Redeemable Value                             $1,120.84     =     ERV
Five year period ended 06/30/98                             5     =     n

TOTAL RETURN FOR THE PERIOD                             2.31%     =     T


Excluding Payment of the Sales Charge
Net Asset Value                                         $7.35
Initial Investment                                  $1,000.00     =     P
Ending Redeemable Value                             $1,159.01     =     ERV
Five year period ended 06/30/98                             5     =     n

TOTAL RETURN FOR THE PERIOD                             3.00%     =     T

                 SHORT-TERM GLOBAL INCOME FUND - CLASS A SHARES

            TOTAL RETURN CALCULATION INCEPTION THROUGH JUNE 30, 1998


Formula                                               P(1+T)n     =     ERV

Including Payment of the Sales Charge
Net Asset Value                                         $7.35
Initial Investment                                  $1,000.00     =     P
Ending Redeemable Value                             $1,347.56     =     ERV
Inception through 06/30/98                               7.76     =     n

TOTAL RETURN FOR THE PERIOD                             3.92%     =     T


Excluding Payment of the Sales Charge
Net Asset Value                                         $7.35
Initial Investment                                  $1,000.00     =     P
Ending Redeemable Value                             $1,393.46     =     ERV
Inception through 06/30/98                               7.76     =     n

TOTAL RETURN FOR THE PERIOD                             4.37%     =     T



              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                         INCEPTION THROUGH JUNE 30, 1998



Formula                             ERV - P
                                    -------
                                       P                          =     T

Including Payment of the Sales Charge
Net Asset Value                                         $7.35
Initial Investment                                  $1,000.00     =     P
Ending Redeemable Value                             $1,347.56     =     ERV

TOTAL RETURN FOR THE PERIOD                            34.76%     =     T


Excluding Payment of the Sales Charge
Net Asset Value                                         $7.35
Initial Investment                                  $1,000.00     =     P
Ending Redeemable Value                             $1,393.46     =     ERV

TOTAL RETURN FOR THE PERIOD                            39.35%     =     T

                 SHORT-TERM GLOBAL INCOME FUND - CLASS B SHARES

          TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED JUNE 30, 1998


Formula                                               P(1+T)n     =     ERV

Including Payment of the CDSC
Net Asset Value                                         $7.35
Initial Investment                                  $1,000.00     =     P
Ending Redeemable Value                               $997.47     =     ERV
One year period ended 06/30/98                              1     =     n

TOTAL RETURN FOR THE PERIOD                           (0.25%)     =     T


Excluding Payment of the CDSC
Net Asset Value                                         $7.35
Initial Investment                                  $1,000.00     =     P
Ending Redeemable Value                             $1,026.68     =     ERV
One year period ended 06/30/98                              1     =     n

TOTAL RETURN FOR THE PERIOD                             2.67%     =     T



          TOTAL RETURN CALCULATION FIVE YEAR PERIOD ENDED JUNE 30, 1998

Formula                                               P(1+T)n     =     ERV

Including Payment of the CDSC
Net Asset Value                                         $7.35
Initial Investment                                  $1,000.00     =     P
Ending Redeemable Value                             $1,116.91     =     ERV
Five year period ended 06/30/98                             5     =     n

TOTAL RETURN FOR THE PERIOD                             2.24%     =     T


Excluding Payment of the CDSC
Net Asset Value                                         $7.35
Initial Investment                                  $1,000.00     =     P
Ending Redeemable Value                             $1,116.91     =     ERV
Five year period ended 06/30/98                             5     =     n

TOTAL RETURN FOR THE PERIOD                             2.24%     =     T

                 SHORT-TERM GLOBAL INCOME FUND - CLASS B SHARES

            TOTAL RETURN CALCULATION INCEPTION THROUGH JUNE 30, 1998


Formula                                               P(1+T)n     =     ERV

Including Payment of the CDSC
Net Asset Value                                         $7.35
Initial Investment                                  $1,000.00     =     P
Ending Redeemable Value                             $1,258.72     =     ERV
Inception through 06/30/98                               6.94     =     n

TOTAL RETURN FOR THE PERIOD                             3.37%     =     T


Excluding Payment of the CDSC
Net Asset Value                                         $7.35
Initial Investment                                  $1,000.00     =     P
Ending Redeemable Value                             $1,258.72     =     ERV
Inception through 06/30/98                               6.94     =     n

TOTAL RETURN FOR THE PERIOD                             3.37%     =     T



              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                         INCEPTION THROUGH JUNE 30, 1998

Formula                           ERV - P
                                  -------
                                     P                            =     T

Including Payment of the CDSC
Net Asset Value                                         $7.35
Initial Investment                                  $1,000.00     =     P
Ending Redeemable Value                             $1,258.72     =     ERV

TOTAL RETURN FOR THE PERIOD                            25.87%     =     T


Excluding Payment of the CDSC
Net Asset Value                                         $7.35
Initial Investment                                  $1,000.00     =     P
Ending Redeemable Value                             $1,258.72     =     ERV

TOTAL RETURN FOR THE PERIOD                            25.87%     =     T

                 SHORT-TERM GLOBAL INCOME FUND - CLASS C SHARES

          TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED JUNE 30, 1998

Formula                                               P(1+T)n     =     ERV

Including Payment of the CDSC
Net Asset Value                                         $7.35
Initial Investment                                  $1,000.00     =     P
Ending Redeemable Value                             $1,016.93     =     ERV
                                                                        n
One year period ended 06/30/98                              1     =

TOTAL RETURN FOR THE PERIOD                             1.69%     =     T


Excluding Payment of the CDSC
Net Asset Value                                         $7.35
Initial Investment                                  $1,000.00     =     P
Ending Redeemable Value                             $1,026.67     =     ERV
One year period ended 06/30/98                              1     =     n

TOTAL RETURN FOR THE PERIOD                             2.67%     =     T



          TOTAL RETURN CALCULATION INCEPTION THROUGH JUNE 30, 1998

Formula                                               P(1+T)n     =     ERV

Including Payment of the CDSC
Net Asset Value                                         $7.35
Initial Investment                                  $1,000.00     =     P
Ending Redeemable Value                             $1,090.87     =     ERV
Inception through 06/30/98                               4.88     =     n

TOTAL RETURN FOR THE PERIOD                             1.80%     =     T

Excluding Payment of the CDSC
Net Asset Value                                         $7.35
Initial Investment                                  $1,000.00     =     P
Ending Redeemable Value                             $1,090.87     =     ERV
Inception through 06/30/98                               4.88     =     n

TOTAL RETURN FOR THE PERIOD                             1.80%     =     T

                 SHORT-TERM GLOBAL INCOME FUND - CLASS C SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                         INCEPTION THROUGH JUNE 30, 1998


Formula                          ERV - P
                                 -------
                                    P                             =     T

Including Payment of the CDSC
Net Asset Value                                         $7.35
Initial Investment                                  $1,000.00     =     P
Ending Redeemable Value                             $1,090.87     =     ERV

TOTAL RETURN FOR THE PERIOD                             9.09%     =     T

Excluding Payment of the CDSC
Net Asset Value                                         $7.35
Initial Investment                                  $1,000.00     =     P
Ending Redeemable Value                             $1,090.87     =     ERV

TOTAL RETURN FOR THE PERIOD                             9.09%     =     T